Exhibit 99.31

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------



                                                 Group 1 & 2 (Silent Seconds)

                                                 ARM and Fixed   $725,109,692

                                                        Detailed Report

Summary of Loans in Statistical Calculation Pool                                              Range
(As of Calculation Date)                                                                      -----

Total Number of Loans                                                 2,974
Total Outstanding Balance                                      $725,109,692
Average Loan Balance                                               $243,816             $56,000 to $993,750
WA Mortgage Rate                                                     6.707%              4.570% to 11.000%
Net WAC                                                              6.193%              4.061% to 10.491%
ARM Characteristics
        WA Gross Margin                                              6.398%              3.260% to 9.500%
        WA Months to First Roll                                          27                  13 to 54
        WA First Periodic Cap                                        1.938%              0.750% to 6.000%
        WA Subsequent Periodic Cap                                   1.356%              0.750% to 3.000%
        WA Lifetime Cap                                             13.443%             10.925% to 18.000%
        WA Lifetime Floor                                            6.700%              1.000% to 11.000%
WA Original Term (months)                                               360                 360 to 360
WA Remaining Term (months)                                              358                 349 to 360
WA LTV                                                               79.74%              45.42% to 90.00%
   Percentage of Pool with CLTV > 100%                                0.00%
   WA Effective LTV (Post MI)                                        79.64%
   Second Liens w/100% CLTV                                           0.00%
WA FICO                                                                 683
WA DTI%                                                              41.18%
Secured by (% of pool)             1st Liens                        100.00%
                                   2nd Liens                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     81.41%
Prepay Moves Exempted              Soft                               0.82%
                                   Hard                              80.59%
                                   No Prepay                         18.59%
                                   Unknown                           -0.00%


=======================================================================================================================
 Top 5 States:         Top 5 Prop:         Doc Types:      Purpose Codes      Occ Codes         Grades     Orig PP Term
CA      46.87%        SFR    69.27%      STATED  51.23%    PUR     81.36%    OO    99.74%    A     100.00   0   18.59%
FL       6.17%        PUD    18.86%      FULL    48.77%    RCO     15.11%    INV    0.20%                   12   5.55%
AZ       4.56%        CND     9.09%                        RNC      3.53%    2H     0.06%                   13   0.03%
CO       4.04%        2 FAM   2.06%                                                                         24  50.37%
NV       3.90%        CNDP    0.60%                                                                         30   0.04%
                                                                                                            36  22.96%
                                                                                                            60   2.46%
=======================================================================================================================





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 1 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report
------------------------------------------------------------------------------------------------------------------------------------
                                                              PROGRAM
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                       $356,268      3    0.05  $118,756   6.769  355.36   660  82.1
2/28 LIB6M - IO - 24         $287,656,090  1,070   39.67  $268,837   6.718  358.62   684  79.7
2/28 LIB6M - IO - 60         $128,360,432    573   17.70  $224,015   6.470  355.90   678  79.9
3/27 LIB6M                        $67,500      1    0.01   $67,500  10.750  360.00   706  90.0
3/27 LIB6M - IO - 36         $235,539,349    981   32.48  $240,101   6.869  358.42   683  79.7
3/27 LIB6M - IO - 60          $31,931,467    164    4.40  $194,704   6.586  357.02   684  79.9
5/25 LIB6M - IO - 60             $794,729      3    0.11  $264,910   5.982  354.00   669  80.0
30Yr Fixed                     $3,245,643     13    0.45  $249,665   6.533  358.84   673  85.4
30Yr Fixed - IO - 60          $37,158,215    166    5.12  $223,845   6.544  357.97   682  78.4
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $684,705,835  2,795   94.43  $244,975   6.717  357.96   683  79.8
FIXED 360                     $40,403,857    179    5.57  $225,720   6.543  358.04   681  79.0
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00        $1,592,335     23    0.22   $69,232   7.568  358.42   665  80.3
$75,000.01 - $100,000.00      $10,585,751    117    1.46   $90,477   6.922  357.73   676  79.8
$100,000.01 - $150,000.00     $73,893,558    576   10.19  $128,287   6.834  357.51   678  79.9
$150,000.01 - $200,000.00    $104,170,408    593   14.37  $175,667   6.703  357.57   680  79.8
$200,000.01 - $250,000.00    $101,076,753    449   13.94  $225,115   6.667  357.60   681  79.8
$250,000.01 - $300,000.00    $109,734,656    399   15.13  $275,024   6.686  357.88   682  79.9
$300,000.01 - $350,000.00     $90,883,694    280   12.53  $324,585   6.638  358.08   687  79.8
$350,000.01 - $400,000.00     $90,281,698    240   12.45  $376,174   6.736  358.43   682  79.7
$400,000.01 - $450,000.00     $52,701,727    124    7.27  $425,014   6.698  358.12   686  79.8
$450,000.01 - $500,000.00     $39,993,813     85    5.52  $470,515   6.668  358.46   690  79.6
$500,000.01 - $550,000.00     $19,889,146     38    2.74  $523,399   6.817  358.87   685  79.3
$550,000.01 - $600,000.00     $19,466,187     34    2.68  $572,535   6.499  358.61   683  79.8
$600,000.01 - $650,000.00      $5,543,917      9    0.76  $615,991   6.932  358.67   681  80.0
$650,000.01 - $700,000.00      $1,344,000      2    0.19  $672,000   8.402  358.97   682  80.0
$700,000.01 - $750,000.00      $2,174,300      3    0.30  $724,767   6.122  358.99   715  68.1
$750,000.01 - $800,000.00        $784,000      1    0.11  $784,000   6.875  360.00   656  80.0
> $900,000.00                    $993,750      1    0.14  $993,750   5.600  359.00   679  75.0
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                        $2,255,484     10    0.31  $229,548   7.049  357.77   686  80.3
Alaska                           $117,000      1    0.02  $117,000   7.450  360.00   716  90.0
Arizona                       $33,081,769    183    4.56  $180,775   6.703  357.54   685  79.9
California                   $339,829,257  1,037   46.87  $327,704   6.582  358.18   688  79.6
Colorado                      $29,300,106    157    4.04  $186,625   6.546  358.08   674  80.0
Connecticut                    $4,122,456     20    0.57  $206,123   6.885  357.82   675  78.6
Delaware                       $1,264,347      4    0.17  $316,087   6.756  357.62   685  79.9
District of Columbia           $1,032,520      4    0.14  $258,130   7.015  357.63   671  80.0
Florida                       $44,706,631    223    6.17  $200,478   6.975  358.06   678  79.8
Georgia                       $15,089,191     96    2.08  $157,179   6.932  357.22   671  80.0
Hawaii                         $9,021,367     23    1.24  $392,233   6.792  358.96   696  80.0
Idaho                          $3,527,170     24    0.49  $146,965   6.713  358.25   673  79.5
Illinois                      $18,200,062     91    2.51  $200,001   6.957  358.15   682  79.9
Indiana                        $1,766,907     12    0.24  $147,242   6.083  357.29   692  79.5
Iowa                             $369,040      3    0.05  $123,013   6.196  356.66   650  80.0
Kansas                         $1,477,352      7    0.20  $211,050   6.741  356.74   683  80.0
Kentucky                       $2,209,675     15    0.30  $147,312   6.662  356.58   674  80.0
Louisiana                        $156,800      1    0.02  $156,800   9.200  358.00   643  80.0
Maine                            $471,920      3    0.07  $157,307   6.646  357.25   665  80.0
Maryland                      $20,491,234     81    2.83  $252,978   6.812  357.55   675  79.9
Massachusetts                  $8,116,399     32    1.12  $253,637   7.233  357.99   672  79.3
Michigan                       $7,778,311     50    1.07  $155,566   7.120  357.77   672  79.5
Minnesota                     $13,894,536     78    1.92  $178,135   6.528  356.68   676  80.1
Mississippi                      $540,600      3    0.07  $180,200   6.421  355.53   674  80.0
Missouri                       $3,532,979     26    0.49  $135,884   6.844  357.83   682  80.0
Montana                          $687,920      4    0.09  $171,980   6.891  359.75   708  79.9
Nebraska                         $394,398      3    0.05  $131,466   6.788  357.31   683  80.0
Nevada                        $28,308,615    119    3.90  $237,888   6.713  357.88   680  80.0
New Hampshire                  $2,764,905     13    0.38  $212,685   6.763  357.33   666  80.5
New Jersey                    $11,074,207     38    1.53  $291,426   6.991  358.01   685  79.5
New Mexico                       $957,988      6    0.13  $159,665   7.354  358.66   675  80.0
New York                      $12,306,305     37    1.70  $332,603   6.949  358.97   684  79.2
North Carolina                 $5,781,263     45    0.80  $128,473   6.931  357.04   676  80.0
North Dakota                     $447,120      3    0.06  $149,040   6.715  357.41   702  80.0
Ohio                           $6,284,931     41    0.87  $153,291   6.738  357.07   664  79.6
Oregon                        $11,323,197     65    1.56  $174,203   6.516  357.46   675  79.7
Pennsylvania                   $3,440,581     16    0.47  $215,036   6.477  357.19   681  80.0
Rhode Island                     $475,950      2    0.07  $237,975   7.667  357.96   655  77.6
South Carolina                 $2,061,282     14    0.28  $147,234   7.013  356.31   668  80.8
South Dakota                     $324,320      3    0.04  $108,107   7.299  357.70   661  80.0
Tennessee                      $6,887,813     50    0.95  $137,756   6.716  357.50   674  80.0
Texas                          $7,951,855     55    1.10  $144,579   6.911  357.89   681  80.0
Utah                           $5,653,756     31    0.78  $182,379   6.940  358.01   678  80.0
Virginia                      $26,686,522    102    3.68  $261,633   7.051  357.66   677  79.5
Washington                    $26,670,024    129    3.68  $206,744   6.620  357.75   676  80.0

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                    $842,045      4    0.12  $210,511   7.523  357.10   704  80.0
Wisconsin                        $888,800      6    0.12  $148,133   7.202  356.66   653  79.6
Wyoming                          $542,780      4    0.07  $135,695   6.854  357.48   663  80.0
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                         $984,500      2    0.14  $492,250   5.845  358.76   769  46.0
55.01 - 60.00                    $185,000      1    0.03  $185,000   6.500  359.00   645  56.9
60.01 - 65.00                  $1,031,446      3    0.14  $343,815   5.905  359.39   714  64.0
65.01 - 70.00                  $1,247,275      6    0.17  $207,879   6.190  358.46   680  68.8
70.01 - 75.00                 $22,790,609     77    3.14  $295,982   7.140  358.35   677  74.7
75.01 - 80.00                $694,359,823  2,866   95.76  $242,275   6.697  357.94   683  80.0
80.01 - 85.00                  $2,362,061     10    0.33  $236,206   6.293  357.51   679  83.7
85.01 - 90.00                  $2,148,979      9    0.30  $238,775   6.770  358.99   670  88.2
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                  $2,670,485      9    0.37  $296,721   4.947  357.57   737  77.9
5.001 - 5.500                 $24,917,584     91    3.44  $273,820   5.380  357.40   684  79.4
5.501 - 6.000                $121,324,794    478   16.73  $253,818   5.836  357.23   687  79.6
6.001 - 6.500                $161,207,597    657   22.23  $245,369   6.331  357.81   684  79.8
6.501 - 7.000                $223,953,897    898   30.89  $249,392   6.787  358.18   684  79.8
7.001 - 7.500                 $97,104,847    433   13.39  $224,261   7.278  358.33   678  79.9
7.501 - 8.000                 $59,999,131    266    8.27  $225,561   7.775  358.32   674  79.7
8.001 - 8.500                 $17,990,821     81    2.48  $222,109   8.261  358.79   677  79.8
8.501 - 9.000                  $8,742,591     35    1.21  $249,788   8.753  358.51   679  79.0
9.001 - 9.500                  $3,142,528     12    0.43  $261,877   9.261  358.42   680  78.5
9.501 - 10.000                 $3,732,406     11    0.51  $339,310   9.753  358.41   674  79.3
10.001 - 10.500                  $139,114      1    0.02  $139,114  10.125  359.00   722  80.0
10.501 - 11.000                  $183,898      2    0.03   $91,949  10.908  358.10   688  83.7
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                          $502,319,188  2,030   69.27  $247,448   6.684  357.96   682  79.8
PUD                          $136,791,460    574   18.86  $238,313   6.706  357.89   681  79.8
CND                           $65,935,297    300    9.09  $219,784   6.783  357.89   687  79.4
2 FAM                         $14,910,375     47    2.06  $317,242   6.962  359.02   701  79.4
CNDP                           $4,322,823     18    0.60  $240,157   7.157  357.92   679  79.6
3 FAM                            $418,750      2    0.06  $209,375   6.653  358.44   734  59.8
MNF                              $344,298      2    0.05  $172,149   8.683  357.66   657  80.0
4 FAM                             $67,500      1    0.01   $67,500  10.750  360.00   706  90.0
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                          $589,970,453  2,394   81.36  $246,437   6.739  358.03   685  79.8
RCO                          $109,561,391    451   15.11  $242,930   6.588  357.93   674  79.3
RNC                           $25,577,848    129    3.53  $198,278   6.475  356.55   671  79.9
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                           $723,194,393  2,964   99.74  $243,993   8.708  357.96   683  79.7
INV                            $1,452,179      8    0.20  $181,522   7.548  358.54   698  76.7
2H                               $463,120      2    0.06  $231,560   6.299  359.38   697  80.0
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                    $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
STATED INCOME                $371,480,370  1,422   51.23  $261,238   7,049  358.14   686  79.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                         $353,629,322  1,552   48.77  $227,854   6.348  357.78   679  79.8
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                      $1,648,969      8    0.23  $206,121   6.710  358.88   807  80.0
781 - 800                      $9,045,854     32    1.25  $282,683   6.607  358.61   790  79.8
761 - 780                     $24,135,808     84    3.33  $287,331   6.504  358.54   770  78.6
741 - 760                     $26,358,857    100    3.64  $263,589   6.473  358.32   749  80.0
721 - 740                     $50,465,024    196    6.96  $257,475   6.584  358.00   730  79.6
701 - 720                     $66,297,588    277    9.14  $239,341   6.677  358.19   710  79.9
681 - 700                    $125,563,144    505   17.32  $248,640   6.691  357.97   690  79.7
661 - 680                    $183,691,610    752   25.33  $244,271   6.726  357.94   670  79.7
641 - 660                    $225,834,894    969   31.14  $233,060   6.793  357.76   650  79.8
621 - 640                     $12,067,943     51    1.66  $236,626   6.638  358.09   640  79.6
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                            $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $134,785,343    562   18.59  $239,832   7.289  358.21   682  79.8
12                            $40,222,235    145    5.55  $277,395   7.170  358.17   682  79.5
13                               $240,000      1    0.03  $240,000   6.500  357.00   646  77.7
24                           $365,264,400  1,460   50.37  $250,181   6.537  357.77   682  79.8
30                               $312,472      2    0.04  $156,236   6.850  357.49   665  80.0
36                           $166,480,054    729   22.96  $228,368   6.533  358.05   685  79.8
60                            $17,805,188     75    2.46  $237,403   6.366  358.78   680  77.7
------------------------------------------------------------------------------------------------------------------------------------
                             $725,109,692  2,974  100.00  $243,816   6.707  357.96   683  79.7
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                  (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
13 - 18         18            $29,969,267    148    4.38  $202,495   6.368  353.95   676  79.9
19 - 24         22           $386,403,523  1,498   56.43  $257,946   6.663  358.07   683  79.8
25 - 31         31            $12,678,096     62    1.85  $204,485   6.467  354.51   677  80.0
32 - 37         34           $254,860,220  1,084   37.22  $235,111   6.854  358.44   683  79.8
>= 38           54               $794,729      3    0.12  $264,910   5.982  354.00   669  80.0
------------------------------------------------------------------------------------------------------------------------------------
                             $684,705,835  2,795  100.00  $244,975   6.717  357.96   683  79.8
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                      (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                  $2,416,382     12    0.35  $201,365   6.092  357.36   673  80.0
4.001 - 5.000                 $51,038,957    237    7.45  $215,354   5.779  355.43   685  79.6
5.001 - 6.000                $192,528,650    763   28.12  $252,331   6.307  357.57   680  79.6
6.001 - 7.000                $298,010,137  1,162   43.52  $256,463   6.742  358.33   686  79.9
7.001 - 8.000                $119,466,949    529   17.45  $225,835   7.452  358.60   678  79.9
8.001 - 9.000                 $20,144,798     86    2.94  $234,242   8.229  358.82   678  79.8
9.001 - 10.000                 $1,099,963      6    0.16  $183,327   8.845  358.46   704  79.4
------------------------------------------------------------------------------------------------------------------------------------
6.398                        $684,705,835  2,795  100.00  $244,975   6.717  357.96   683  79.8
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                  (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                  $792,712      3    0.12  $264,237   4.967  356.37   737  80.0
11.001 - 11.500                $8,883,045     40    1.30  $222,076   5.369  355.98   690  80.0
11.501 - 12.000               $46,551,689    214    6.80  $217,531   5.797  355.56   686  79.8
12.001 - 12.500               $55,223,678    245    8.07  $225,403   6.043  356.62   675  79.7
12.501 - 13.000              $112,824,147    453   16.48  $249,060   6.244  357.52   684  79.9
13.001 - 13.500              $133,855,180    525   19.55  $254,962   6.510  358.18   686  79.8
13.501 - 14.000              $184,146,997    696   26.89  $264,579   6.881  358.60   684  79.8
14.001 - 14.500               $74,122,362    322   10.83  $230,194   7.328  358.80   678  79.9
14.501 - 15.000               $40,945,093    185    5.98  $221,325   7.792  358.51   675  79.6
15.001 - 15.500               $13,008,697     59    1.90  $220,486   8.272  359.00   681  79.8
15.501 - 16.000                $7,923,990     31    1.16  $255,613   8.741  358.74   682  78.7
16.001 - 16.500                $2,520,820      9    0.37  $280,091   9.271  358.46   687  78.2
16.501 - 17.000                $3,584,415     10    0.52  $358,441   9.748  358.43   675  79.2
17.001 - 17.500                  $139,114      1    0.02  $139,114  10.125  359.00   722  80.0
17.501 - 18.000                  $183,898      2    0.03   $91,949  10.908  358.10   688  83.7
------------------------------------------------------------------------------------------------------------------------------------
13.443                       $684,705,835  2,795  100.00  $244,975   6.717  357.96   683  79.8
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 7 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0.750                            $236,000      1    0.03  $236,000   6.050  359.00   664  80.0
1.000                            $368,200      3    0.05  $122,733   6.846  357.41   663  80.0
1.500                        $478,480,513  1,838   69.88  $260,327   6.771  358.61   684  79.7
2.000                          $9,294,828     38    1.36  $244,601   6.587  357.73   701  80.0
3.000                        $196,010,294    913   28.63  $214,688   6.588  356.39   678  79.9
5.000                            $136,000      1    0.02  $136,000   7.875  359.00   732  80.0
6.000                            $180,000      1    0.03  $180,000   7.700  359.00   688  80.0
------------------------------------------------------------------------------------------------------------------------------------
                             $684,705,835  2,795  100.00  $244,975   6.717  357.96   683  79.8
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap               (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0.750                            $236,000      1    0.03  $236,000   6.050  359.00   664  80.0
1.000                        $197,797,677    914   28.89  $216,409   6.585  356.41   679  79.9
1.500                        $486,050,738  1,877   70.99  $258,951   6.770  358.59   684  79.7
2.000                            $498,320      2    0.07  $249,160   6.878  357.60   697  80.0
3.000                            $123,100      1    0.02  $123,100   6.625  360.00   689  79.9
------------------------------------------------------------------------------------------------------------------------------------
                             $684,705,835  2,795  100.00  $244,975   6.717  357.96   683  79.8
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor               (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 1.000                         $128,000      1    0.02  $128,000   7.190  360.00   648  80.0
3.001 - 4.000                    $251,920      1    0.04  $251,920   7.375  357.00   649  80.0
4.001 - 5.000                  $5,755,969     23    0.84  $250,260   5.249  357.09   725  79.0
5.001 - 6.000                $135,474,740    537   19.79  $252,281   5.779  357.16   685  79.8
6.001 - 7.000                $363,098,898  1,446   53.03  $251,106   6.610  358.04   684  79.8
7.001 - 8.000                $147,390,335    651   21.53  $226,406   7.470  358.37   677  79.8
8.001 - 9.000                 $26,064,526    113    3.81  $230,660   8.426  358.75   678  79.5
9.001 - 10.000                 $6,218,435     20    0.91  $310,922   9.504  358.44   681  78.8
> 10.000                         $323,012      3    0.05  $107,671  10.571  358.49   703  82.1
------------------------------------------------------------------------------------------------------------------------------------
                             $684,705,835  2,795  100.00  $244,975   6.717  357.96   683  79.8
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date               (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
12/06                            $156,000      1    0.02  $156,000   6.390  349.00   655  80.0
03/07                            $286,000      1    0.04  $286,000   6.650  352.00   681  80.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 8 of 9               11/15/2005 4:45:48 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2 (Silent Seconds)

                                                     ARM and Fixed $725,109,692

                                                           Detailed Report



------------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date               (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
05/07                         $29,675,363    147    4.33  $201,873   6.367  354.00   676  79.9
06/07                         $45,203,273    215    6.60  $210,248   6.256  355.00   669  80.0
07/07                         $24,360,092    104    3.56  $234,232   6.621  356.00   676  79.9
08/07                         $36,138,515    149    5.28  $242,540   6.485  357.01   681  79.8
09/07                         $98,786,490    362   14.43  $272,891   6.563  358.00   683  79.8
10/07                        $115,517,604    431   16.87  $268,022   6.834  359.00   689  79.6
11/07                         $63,734,613    230    9.31  $277,107   6.919  360.00   685  79.8
12/07                          $2,745,483      7    0.40  $392,212   6.430  359.08   696  80.0
01/08                            $173,460      1    0.03  $173,460   5.950  350.00   703  80.0
04/08                            $555,785      2    0.08  $277,892   5.914  353.00   736  80.0
05/08                          $2,881,316     15    0.42  $192,088   6.239  354.00   678  80.0
06/08                          $8,836,892     43    1.29  $205,509   6.609  355.00   673  80.0
07/08                         $15,424,868     73    2.25  $211,300   6.663  356.00   680  79.9
08/08                         $29,578,099    135    4.32  $219,097   6.701  357.00   679  79.8
09/08                         $80,283,424    348   11.73  $230,699   6.834  358.00   683  79.8
10/08                         $86,276,471    352   12.60  $245,104   6.974  359.00   685  79.7
11/08                         $43,182,158    175    6.31  $246,755   6.821  360.00   685  79.7
12/08                            $115,200      1    0.02  $115,200   8.300  360.00   696  80.0
05/10                            $794,729      3    0.12  $264,910   5.982  354.00   669  80.0
------------------------------------------------------------------------------------------------------------------------------------
                             $684,705,835  2,795  100.00  $244,975   6.717  357.96   683  79.8
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 9 of 9              11/15/2005 4:45:48 PM